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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



THE BOARD OF DIRECTORS

CORVAS INTERNATIONAL, INC.:



         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3 (No. 333-____).



                                                      KPMG LLP

San Diego, California
August 24, 1999